DIGINEX

DISCLAIMER

This Presentation ("Presentation") is prepared by Diginex Limited ("Company") in connection with the proposed acquisition of the Company by 8i Enterprises Acquisition Corp ("JFK") from the stockholders of the Company in exchange for JFK ordinary shares as described in this document. The Presentation is provided for information purposes only and is a summary only of certain key facts and Company plans.

This Presentation does not constitute an offer or solicitation or form part of an offer or solicitation of any kind to anyone in any jurisdiction in relation to any securities or other regulated products or services. Without limitation, the Presentation does not constitute an offer or solicitation to make use of any services provided by the Company, and neither this Presentation nor anything contained in it will form the basis of any contract or commitment whatsoever.

The contents of this Presentation have not been reviewed by any regulatory authority in any jurisdictions. You are advised to exercise caution in relation to any offer to invest in the Company. If you are in any doubt about any of the contents of this Presentation, you should obtain independent professional advice.

In Hong Kong, no securities of the Company may be offered to the public unless a prospectus in connection with the offering for sale or subscription of such securities has been authorized by the Stock Exchange of Hong Kong Limited for registration by the Registrar of Companies in Hong Kong under the provisions of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap.32 of the Laws of Hong Kong), and has been so registered, unless a relevant exemption applies. This Presentation has not been registered by the Registrar of Companies in Hong Kong pursuant to the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32) of the Laws of Hong Kong ("CWMO").

Statements contained herein as to the content of any agreement or other document are summaries and, therefore, are necessarily selective and incomplete and are qualified in their entirety by the actual agreements or other documents. We do not expect to update or otherwise revise this Presentation or other materials supplied herewith. The delivery of this Presentation at any time does not imply that the information contained herein is correct as of any time subsequent to the date of this Presentation. This Presentation may not be reproduced or used for any purpose other than for the recipients' information. Each recipient of this Presentation agrees that all information contained herein is of a confidential, material non-public nature, that it will treat such information in a confidential manner and that it will not, directly or indirectly, use or disclose, or permit its agents or affiliates to use or disclose, any such information without the Company's prior written consent. By accepting this Presentation, you agree that you will not trade any securities based on the information contained herein and you acknowledge that trading on material non-public information may subject you to significant civil and criminal penalties under applicable securities laws.

No reliance may be placed for any purpose whatsoever on the information contained in this Presentation or any assumptions made as to its completeness. Any indications of value are for illustrative purposes only and actual values could differ materially.

No representation or warranty, express or implied, is given by the Company, any of its subsidiaries or any of their respective advisers, officers, employees or agents, as to the accuracy, reliability or completeness of the information or opinions contained in this Presentation or in any revision of the Presentation or of any other written or oral information made or to be made available to any interested party or its advisers and no responsibility or liability is accepted (and all such liability is hereby excluded for any such information or opinions). No responsibility is accepted for any errors, misstatements in or omissions from this Presentation or for any loss howsoever arising, directly or indirectly, from any use of this Presentation or its contents.

The Presentation contains forward-looking statements' within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intent", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Presentation. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; our performance; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to our financial statements as a result of applicable securities laws; and general economic conditions. Actual results may differ materially from those contained in the forward-looking statements in this communication and documents filed with the U.S. Securities and Exchange Commission. We undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.

The Company and its subsidiaries intend to operate in full compliance with applicable laws and regulatory and with applicable laws and regulations and obtain the necessary licenses and approvals in key markets. Regulatory licenses and/or approvals are likely to be required in in a number of relevant jurisdictions in which relevant activities may take place. It is not possible to guarantee, and no person makes any assurances, that any such licenses or approvals will be obtained within a particular timeframe or at all. This means that activities of the Company may not be available in certain markets.

The information and opinions contained in this Presentation are provided as at the date of this Presentation and are subject to change without notice.

Other than those of Diginex, all names, trademarks and logos shown on the presentation and used in the materials herein belong to their respective owners. Nothing contained on this presentation or used in the materials should be construed as granting, by implication, estoppel, or otherwise, any right or license to use any names, trademarks, or logos displayed on the presentation or used in the material without the written permission of such third party.

8i Enterprises Acquisition Corp, a British Virgin Islands business company ("JFK"), Diginex Limited, a Singapore public company limited by shares ("Singapore NewCo"), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company ("BVI NewCo"), and Diginex Limited, a Hong Kong company ("Diginex"), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transactions described herein (the "Business Combination"). Information about JFK's directors and executive officers and their ownership of JFK's ordinary shares is set forth in JFK's Prospectus, dated March 27, 2019, and Quarterly Report on Form 10-K, dated December 10, 2019, filed with the Securities and Exchange Commission (the "SEC"), as modified or supplemented by any Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus included in the Registration Statement on Form F-4/A jointly filed by Singapore NewCo and JFK pertaining to the Business Combination (the "Form F-4"). These documents can be obtained free of charge from the sources indicated below.

In connection with the Business Combination described herein, Singapore NewCo has filed the Form F-4, which includes and serves as a proxy statement/prospectus for JFK's shareholders. JFK has mailed the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination, and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.

The future of investing is Digital

The internet has created disruption across every industry, giving rise to numerous ‘unicorns.’ This disruption process has a long way to go…

	amazon	Uber	airbnb
Industry	Retail	Transport	Hospitality
Founded	1994	2009	2008
Valuation	**$869bn[1]**	**$48bn[3]**	**$31bn[5]**
Penetration	5% of all US retail spend[2]	Less than 1% of US passenger rides[4]	8% of US short term rentals[6]

1. Reported September 20, 2019 by https://ycharts.com/companies/AMZN/enterprise_value
2. Reported August 8, 2018 by Bloomberg in the article "Amazon Captures 5 Percent of American Retail Spending. Is That a Lot?"
3. Reported September 20, 2019 by https://ycharts.com/companies/UBER/enterprise_value
4. Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
5. Reported September 19, 2019 by NY Times in the article "Airbnb Says It Plans to Go Public in 2020"
6. Reported April 11, 2017 by Hotel Appraisers & Advisors in the article "Airbnb's Market Share of U.S. Lodging Demand"

We are **yet** to see the financial markets disrupted to the same extent...

Global Lodging Hospitality	Global Passenger Transportation	Global Retail
$1.6tn[7]	$5.7tn[8]	$25tn[9]
airbnb	Uber	amazon


Equity
$85tn(10)
Debt
$100tn(11)
Derivatives
$544tn(12)
DIGINEX

Global market size

7. Reported February 11, 2019 by Deloitte in the report "2019 US Travel and Hospitality Outlook"
8. Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
9. Reported June 27, 2019 by eMarketer in the report "Global Ecommerce 2019"
10. Reported December 17, 2018 by SIMFA in the report "2019 Outlook, Trends in the Capital Markets"
11. Reported December 17, 2018 by SIMFA in the report "2019 Outlook, Trends in the Capital Markets"
12. Reported May 2, 2019 by BIS in the report "OTC Derivatives statistics at end-December 2018"

"By 2027, >$13tn will be stored on blockchain networks"

- World Economic Forum[13] and OECD[14] estimates

DIGINEX

13. Reported in September, 2015 by The World Economic Forum in the report "Deep Shift Technology Tipping Points and Societal Impact"
14. OECD Real GDP long-term forecast, https://data.oecd.org/gdp/real-gdp-long-term-forecast.htm

> Diginex is a blockchain technology and financial services company, that plans to provide regulated infrastructure to enable institutional access to this new technology and asset class

How Diginex fits together: Our business has three pillars

Solutions

Providing blockchain enabled document and data provenance solutions, including SaaS, to corporates, investors, governments & the United Nations

Markets

Next generation infrastructure for digital assets including Capital Markets, Exchange, Trading and Custody

Asset Management

Delivering digital asset investment products to institutional investors through a regulated asset manager

The Solutions business


Solutions
Markets
Asset Management
Diginex Trust
Microsoft
eMin
Food Co.
Bev. Co.
Toy Co.
FMCG

DIGINEX

SENSITIVE

The capital markets business fits between Solutions and Markets


UK
Dubai
Capital Markets
UK
JP
HK
SG
Dubai
DSUs
Solutions
Markets
Asset Management
Diginex Trust
Microsoft
eMin
Food Co.
Bev. Co.
Toy Co.
FMCG

DIGINEX

SENSITIVE

The Exchange


UK
Dubai
Capital Markets
UK
JP
HK
SG
Dubai
DSUs
Solutions
Markets
Asset Management
Diginex Trust
Exchange
JER
SG
Microsoft
eMin
Food Co.
Bev. Co.
Toy Co.
FMCG

DIGINEX

Trading & Custody Business's


UK
Dubai
Capital Markets
UK
JP
HK
SG
Dubai
DSUs
Solutions
Markets
Asset Management
Diginex Trust
Exchange
JER
SG
Trading
Microsoft
eMin
Food Co.
Custody
UK
JER
Bev. Co.
Toy Co.
FMCG
COLD
WARM
Digivault Kelvin
Digivault Helios
DIGINEX

SENSITIVE

The Asset Management Business


UK
Dubai
Capital Markets
UK
JP
HK
SG
Dubai
DSUs
Solutions
Markets
Asset Management
Diginex Trust
Exchange
Fund of Funds
JER
SG
Trading
HK
Microsoft
eMin
Food Co.
CH
Custody
Bev. Co.
Toy Co.
FMCG
UK
JER
COLD
WARM
Digivault Kelvin
Digivault Helios

An ecosystem of complimentary businesses that Diginex believes will transform investing


Capital Markets
UK
Dubai
UK
JP
HK
SG
Dubai
DSUs
Solutions
Markets
Asset Management
Diginex Trust
Exchange
Fund of Funds
JER
SG
Trading
HK
CH
Microsoft
eMin
Food Co.
Custody
Bev. Co.
Toy Co.
FMCG
UK
JER
COLD
WARM
Digivault Kelvin
Digivault Helios

DIGINEX

SENSITIVE

Global reach with a diverse team of experienced financial services and technology professionals

130

50 technologists, 25 senior investment banking professionals, 16 compliance/legal/control functions, 39 administration/support function

15-20

Years of average experience in investment banking, serving executive positions at firms such at Nomura, Goldman Sachs, UBS and J.P. Morgan, in the leadership team

7

Offices globally: Hong Kong, Singapore, London, Dubai, Berlin, Tokyo and Boston

NOMURA Goldman Sachs J.P.Morgan FIS Liquid LOMBARD ODIER

UBS Alibaba Group Akamai experian. KPMG WORLD ECONOMIC FORUM

DIGINEX

TEAM

Executive Management

Operations

- **HR** — **Julia Shielke**, Head of Human Resources
- **KYC/AML** — **Ines Sinnassamy**, Snr Compliance Officer
- **Compliance** — **Vicky Tan**, Head of Compliance, Singapore
- **Marketing** — **Heather Dale**, Chief Marketing Officer
- **Sales** — **Sanjeev Jayakumar**, VP of Sales
- **Finance** — **Jackie Jadrosich**, Financial Controller

Solutions

- **Capital Markets** — **Andrew Rickards**, Head of Capital Markets
- **Technology** — **Mark Blick**, Head of Government Solutions
- **Technology** — **Gray Bridges**, Head of Product
- **Impact** — **Jessica Camus**, Head of Partnerships & Impact

Markets

- **Exchange** — **Andre Pemmelaar**, Chief Commercial Officer
- **Exchange** — **Ray Hennessey**, Chief Technology Officer
- **Trading** — **Jean El-Khoury**, Head of Trading
- **Custody** — **Robert Cooper**, Head of Custody

Asset Management

- **Product** — **Lucas Kiely**, Chief Investment Officer
- **Risk** — **Neil Sheppard**, Chief Risk Officer
- **Portfolio** — **Thomas Chladek**, Portfolio Manager
- **Operations** — **Alex Ahari**, Operational Due Diligence

We plan to drive significant revenues through the platform


Projected Revenue (in USDm)
300
250
200
150
100
50
0
Bear
Base
Bull
FY 19/20
Bear
Base
Bull
FY 20/21
Bear
Base
Bull
FY 21/22
Solutions
Financial Services

DIGINEX

SENSITIVE

* Fiscal year ends in March 31

** See the proxy statement/prospectus filed by Diginex Limited and 8i Enterprises Acquisition Corp. on February 26, 2020 for details regarding the major assumptions underlying the projections contained on this slide.

Diginex believes it has a **high potential valuation** when compared to market participants

	DIGINEX	FTX	BINANCE	coinbase
Founded	2017	2019	2017	2012
Valuation	**$276mn**	**$1.0bn**(15)	**$3.0bn**(16)	**$8.0bn**(17)
Focus	Regulated infrastructure for blockchain adoption	Crypto currency derivatives exchange	Full suite of crypto products	Listing more ICO tokens on their exchange

15. Reported February 20, 2020 by The Daily Block in the article "9-month-old crypto derivatives exchange FTX is raising $15M at a $1B valuation"
16. Reported July 31, 2018 by Fortune in the article "Binance Acquires Trust Wallet in Push to Expand Crypto Services"
17. Reported October 30, 2018 by Coindesk in the article "Coinbase Hits $8 Billion Valuation After $300 Million Raise"

Appendix

EXECUTIVE COMMITTEE

Led by seasoned financial services and technology professionals



Miles Pelham
FOUNDER & CHAIRMAN
MIZUHO



Richard Byworth
CHIEF EXECUTIVE OFFICER
NOMURA



Andrew Rickards
DEPUTY CHAIRMAN
Goldman Sachs



Jim Pollock
CHIEF OPERATING OFFICER
Westpac



Paul Ewing
CHIEF FINANCIAL OFFICER
ICAP



Malcolm Wright
CHIEF COMPLIANCE OFFICER
REFINITIV



Stelios Moussis
CHIEF LEGAL OFFICER
Alibaba Group



Neil Sheppard
COO, FINANCIAL SERVICES
NOMURA



Shane Edwards
HEAD OF INVESTMENT PRODUCTS
UBS